UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2007

Peak International Limited

(Exact Name of Registrant as specified in Charter)

Bermuda	0-29332	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Flat E & F, 19/F., CDW Building,

388 Castle Peak Road,

Tsuen Wan, New Territories, Hong Kong

(Address of principal executive offices)

Telephone: (852) 3193-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 30, 2007, Peak International Limited (the “Company”) entered into an Addendum to Employment Agreement with Mr. Dean Personne, the Company’s President, Chief Executive Officer and director, to adjust Mr. Personne’s base salary. The addendum specifies that the Company shall now compensate Mr. Personne a monthly salary of US$27,500 plus an 13th month bonus equal to the monthly salary provided that Mr. Personne is employed by the Company at the time the Company elects to pay the bonus. Complete copies of Mr. Personne’s employment agreement and the addendum are incorporated by reference or attached hereto as Exhibits 10.1 and 10.2, respectively.

On the same date, the Company entered into an Addendum to Employment Agreement with Mr. John Supan, the Company’s Chief Financial Officer, to adjust Mr. Supan’s base salary. The addendum specifies that the Company shall now compensate Mr. Supan with an annual salary of US$262,500 in twelve equal monthly payments. Complete copies of Mr. Supan’s employment agreement and addendum are incorporated by reference or attached hereto as Exhibits 10.3 and 10.4, respectively.

The salary adjustment for each of Messrs. Personne and Supan have retroactive effect to May 14, 2007.

The description of the employment agreements and the addendums are qualified in their entirety by reference to the Exhibits incorporated by reference or filed herewith.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated February 15, 2005, as amended as of July 7, 2005, March 23, 2006 and August 25, 2006, between Peak International Limited (the “Company”) and Dean Personne (incorporated by reference to Exhibits 99.1 and 99.2 of the Company’s Form 8-K filed April 6, 2006, Exhibit 10.4 of the Company’s Form 8-K filed July 13, 2005 and Exhibit 99.1 of the Company’s Form 8-K filed August 29, 2006)

10.2*	Addendum to Employment Agreement, dated May 30, 2007, between the Company and Dean Personne

10.3	Employment Agreement dated August 1, 2006, between the Company and John Supan (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed August 3, 2006)

10.4*	Addendum to Employment Agreement, dated May 30, 2007, between the Company and John Supan

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2007	PEAK INTERNATIONAL LIMITED

/s/ JOHN SUPAN
	Name:	John Supan
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated February 15, 2005, as amended as of July 7, 2005, March 23, 2006 and August 25, 2006, between Peak International Limited (the “Company”) and Dean Personne (incorporated by reference to Exhibits 99.1 and 99.2 of the Company’s Form 8-K filed April 6, 2006, Exhibit 10.4 of the Company’s Form 8-K filed July 13, 2005 and Exhibit 99.1 of the Company’s Form 8-K filed August 29, 2006)

10.2*	Addendum to Employment Agreement, dated May 30, 2007, between the Company and Dean Personne

10.3	Employment Agreement dated August 1, 2006, between the Company and John Supan (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed August 3, 2006)

10.4*	Addendum to Employment Agreement, dated May 30, 2007, between the Company and John Supan

*	Filed herewith